QUAKER INVESTMENT TRUST
CCM Core Impact Equity Fund
(formerly, Quaker Impact Growth Fund)
CCM Small/Mid-Cap Impact Value Fund
(formerly, Quaker Small/Mid-Cap Impact Value Fund)
(each a “Fund” and collectively, the “Funds”)

Supplement dated November 16, 2020
to the Funds’ Statement of Additional Information (the “SAI”)
dated October 28, 2020

The following information is added to the “Investment Strategies, Restrictions and Risks” section of the Funds’ SAI:

Initial Public Offerings
Each Fund may invest in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when a Fund’s size is smaller, any gains from IPOs may have an exaggerated impact on its reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some funds’ performance in the past, there can be no assurance that a Fund will have favorable IPO investment opportunities in the future.

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